Lease Commitments	12 Months Ended
Dec. 31, 2016
Leases [Abstract]
Lease Commitments
Lease Commitments

We lease properties and equipment for use in our operations. In addition to rent, the leases may require us to pay directly for taxes, insurance, maintenance and other operating expenses or to pay higher rent when operating expenses increase. Rental expense, net of sublease income, was $292 million in 2016, $243 million in 2015 and $216 million in 2014.

The future minimum rental commitments under non-cancelable operating leases follow:
(MILLIONS OF DOLLARS)	2017	2018	2019	2020	2021	After 2021
Lease commitments	$220	$188	$163	$138	$125	$967